                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 5, 1999


                          MENTOR GRAPHICS CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          OREGON                     0-13442                   93-0786033
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


             8005 S.W. BOECKMAN ROAD, WILSONVILLE, OREGON  97070-7777
             --------------------------------------------------------
                (Address of principal executive offices) (Zip Code)

                                  (503) 685-7000
               ----------------------------------------------------
               (Registrants' telephone number, including area code)

                                        N/A
           -------------------------------------------------------------
           (former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

        On January 5, 1999, the Registrant issued a press release, the full text of which is set forth below:


  MENTOR GRAPHICS PRE-ANNOUNCES RECORD FOURTH QUARTER REVENUES, PRODUCT ORDERS,
             AND GROSS MARGIN; PRODUCT REVENUE GROWTH EXCEEDS 35%

Wilsonville, Ore. January 5, 1999 - Mentor Graphics Corporation (Nasdaq:
MENT) today announced that it expects record revenues for the fourth quarter ended December 31, 1998 of $145 million. Product revenue growth, year-over-year, for the quarter was in excess of 35%. Also, it pre-announced that both product orders and gross margin reached record levels.

"Large customer orders of our new products is driving Mentor Graphics to record revenue levels," said Walden C. Rhines, president and CEO of Mentor Graphics.

Mentor Graphics also expects fourth quarter earnings per share to exceed current First Call analyst consensus estimates of $.17, prior to special charges relating to two technology acquisitions, as well as the relocation of the company's European distribution facility. Mentor plans to announce fourth quarter results after market close on February 2, 1999.

Mentor Graphics Corporation (NASDAQ: MENT) is a world leader in electronic hardware and software design solutions, providing products and consulting services for the world's largest electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of $468 million and employs approximately 2,500 people worldwide. Company headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777. World Wide Web site: http://www.mentorg.com.

For the latest financial information about Mentor Graphics, visit our web site at http://www.mentorg.com/investor_relations. Financial information is also available by calling Mentor Graphics fax- on-demand hotline at 1-800-546-4628.

For more information, contact:

Ryerson Schwark
503-685-1660
ry_schwark@mentor.com

Dennis Weldon
503-685-1462
dennis_weldon@mentorg.com


Certain statements contained in the press release constitute "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors incude, among others, the following: (i) consummation of the acquisition of Quickturn Design Systems by Mentor Graphics; (ii) the successful integration of Quickturn Design Systems into Mentor Graphics' operations after consummation of the acquisition; (iii) the Company's ability to successfully offer products and services that compete in the highly competitive and dynamic EDA industries; (iv) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results; (v) the overall instability of Asian or other economies, including changes in regional or worldwide economic or political conditions, government trade restrictions, limitations on repatriation of earnings, licensing and intellectual property rights protection; and (vi) the Company's ability to recruit and retain necessary personnel to research and develop, market, sell and service products. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits:

            99.1 Press Release dated January 5, 1999.










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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 6, 1999

                                        MENTOR GRAPHICS CORPORATION
                                               (Registrant)

                                        By:  /s/ Gregory K. Hinckley
                                             -----------------------------------
                                             Gregory K. Hinckley
                                             Executive Vice President, Chief
                                             Operating Officer and Chief
                                             Financial Officer




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                                EXHIBIT INDEX

Exhibits
--------

99.1    Press Release dated January 5, 1999.